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                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

                      _______________________________


                             January 21, 1997
             (Date of Report - Date of earliest event reported)

                      _______________________________

               Capitol Revolving Home Equity Loan Trust 1996-1
            (Issuer in respect of the Capitol Home Equity Loan
                 Asset Backed Certificates, Series 1996-1)
          (Exact name of registrant as specified in its charter)


                                  33-31682
                           (Commission File No.)


                 Maryland                                 52-0897004
          (State or other jurisdiction of              (I.R.S. Employer
          incorporation or organization)               Identification No.)

          8401 Connecticut Avenue
          Chevy Chase, Maryland                                 20815
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (301) 986-7000

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Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits.

          Monthly Report to Certificateholders dated January 21, 1997



                            SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Revolving Home Equity Loan Trust 1996-1 by the undersigned thereunto duly authorized.

         CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1996-1

                        By:   Chevy Chase Bank, F.S.B.
                              Originator of the Trust and Servicer





Dated:    February 14, 1997     By:  Stephen R. Halpin, Jr.
                                     ____________________________________
                                     Stephen R. Halpin, Jr.
                                     Executive Vice President and
                                     Chief Financial Officer


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                             EXHIBIT